UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811- 23906

Connetic Venture Capital Access Fund

910 Madison Avenue

Covington, KY 41011

(Address of Principal Executive Offices)

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 711-9164

Date of fiscal year end: 3/31

Date of reporting period: 3/31/2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report 2025

As of March 31, 2025

Connetic Venture Capital Access Fund

Class I Shares: VCAFX

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Connetic Venture Capital Access Fund (the “Fund”). The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

The Connetic Venture Capital Access Fund is distributed by Foreside Financial Services, LLC., Member FINRA/SIPC, Three Canal Plaza, Suite 100, Portland, ME 04101. There is no affiliation between the Fund, including its principals, and Foreside Financial Services, LLC.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Connetic Venture Capital Access Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at conneticventures.com or by calling Shareholder Services at 800-711-9164. The prospectus should be read carefully before investing.

For More Information on the Connetic Venture Capital Access Fund:

See Our Website @ conneticventures.com
or
Call Our Shareholder Services Group at 800-711-9164.

Table of Contents

Management Discussion of Fund Performance	1
Performance	4
Portfolio Composition	5
Schedule of Investments	6
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Statement of Cash Flows	16
Financial Highlights	17
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Additional Information	29

Connetic Venture Capital Access Fund (VCAFX)

Management Discussion of Fund Performance

Fiscal Period: October 3, 2024 - March 31, 2025

Venture Capital Market Overview

Since commencing operations on October 3, 2024, the Connetic Venture Capital Access Fund (the “Connetic Fund” or “Fund”) navigated a complex venture capital (“VC”) landscape marked by capital concentration, cautious investors, and shifting geopolitical winds. The VC industry faced significant headwinds in 2024, characterized by stagnant mergers and acquisitions and initial public offering markets. For the first time in a decade, there were more established funds than new entrants, leading to a high concentration of capital in both VC funds and startups.(1) Despite these challenges, investor sentiment is optimistic for 2025, with expectations of strong performance across investments and exits.

AI startups dominated the VC landscape in 2024, accounting for 50% of deal value.(2) Of these AI-related deals, 74% were early-stage(3), signaling a strong appetite for innovation at the foundational level. This trend benefits pre-seed and seed funds like the Connetic Fund, which are often the first to back such ventures.

For the Fund, these market dynamics present positive implications. The demand for VC funds is outpacing supply, with fewer new entrants and established brands maintaining existing awareness. Established funds tend to focus on Series A or later rounds, leaving limited competition in the pre-seed and seed stage. The Fund focused on capital-efficient, early-stage opportunities outside traditional VC hubs, identifying high-potential founders and startups often overlooked by legacy venture channels.

Fund Performance

Despite macroeconomic headwinds—including new tariffs and postponed IPOs—early-stage investing offered a relative safe haven. Startups at this stage are less exposed to exit market volatility and more adaptable due to leaner operations and AI-driven efficiencies. We focused on capital-efficient, early-stage opportunities outside traditional VC hubs and maintained our approach of identifying high-potential founders and startups often overlooked by legacy venture channels. The Fund’s diversified strategy demonstrated resilience by mitigating downside risk during the period ending March 31, 2025. For the period October 3, 2024 through March 31, 2025 (the “Fiscal Period”), the Fund has an annualized return of 2.05%, outperforming the S&P 500® Total Return Index, which saw an annualized return of -2.16% for the same period. The fund’s net asset value (NAV) reached an all-time high of $10.25 on February 20, 2025, representing a normalized total return percentage of 2.50%.

Market Outlook

Our outlook for the coming quarters considers both the risk of prolonged liquidity constraints and the opportunity to back promising startups at attractive entry points. We aim to deliver long-term capital growth for our fund shareholders through disciplined, differentiated investing, while offering resilience for individual investors in today’s uncertain macro environment.

We believe that periods of market fear often present the best entry points for long-term investors. With public markets volatile and many venture firms pulling back, Connetic RIA, the Fund’s investment adviser, leaned into its strengths: sourcing high-quality deals in undercapitalized geographies like Kansas City and Mexico City, and in overlooked sectors such as digital health and the creator economy. Investing early at favorable valuations and partnering with resilient founders positions us for long-term upside as the cycle resets. Looking ahead, we remain focused on companies with durable business models, efficient growth strategies, and strong founder-market fit—whether they’re building in emerging regions or distinguishing themselves in competitive hubs. Ultimately, we aim to be a long-term partner to founders we believe are poised for enduring success, benefiting their businesses and our Fund.

Investment Pipeline

Despite the broader market slowdown, the Adviser’s deal flow remained strong and diversified for the Fiscal Period. Through our proprietary platform, Wendal®, we received applications from 686 companies across 38 U.S. states, highlighting the geographic breadth of entrepreneurial activity outside traditional venture hubs. In addition to inbound applications, we reviewed additional opportunities through referrals and direct sourcing efforts—spanning both new investments and follow-on opportunities within our existing portfolio. As of March 31, 2025, we had 24 new companies in active diligence, along with approximately 10 follow-on investments under evaluation, representing a robust pipeline of 34 deals. This consistent flow of high-quality opportunities enables us to remain selective, focusing our efforts on startups that align with our long-term investment thesis and demonstrate the potential for attractive impact and returns.

Connetic Venture Capital Access Fund (VCAFX)
Management Discussion of Fund Performance (Continued)

Fiscal Period: October 3, 2024 - March 31, 2025

New Portfolio Additions

Below is a summary of the equity investments in portfolio companies in which the Fund invested during its Fiscal Period ended March 31, 2025. This includes ten new portfolio companies and seven follow-on investments in current portfolio companies. Information about each company has been provided by the company or another third-party source that the Fund believes to be reliable, but is not guaranteed by the Fund as to its accuracy or completeness. The Fund holdings discussed in this report may not have been held by the Fund for the entire period, and both current and future Fund investments are subject to risk. The Fund’s portfolio composition is subject to review in accordance with the Fund’s investment strategy and should be expected to change over time. Please see the Schedule of Investments in this annual report for a complete list of the Fund’s investments and their values as of March 31, 2025.

Softdrive Technologies Group Inc.

●

Softdrive provides a cloud-based virtual desktop infrastructure (VDI) solution that enables organizations to deliver high-performance computing environments to any device, streamlining IT management and reducing setup time.

Card.io Inc.

●	Card.io transforms cardio workouts into a competitive game by allowing users to claim city blocks through walking, running, or biking, integrating with fitness trackers like Strava and Garmin.

Base Social Inc.

●	Base connects professionals, artists, and scholars through curated in-person experiences and discussions in select U.S. cities, fostering intellectual and personal growth.

LiveCyber Holdings Inc.

●	LiveCyber specializes in live-fire, team-based cyber-attack simulation exercises for SOC and incident response teams to enhance the readiness of cybersecurity teams.

Narratize Inc.

●	Narratize is an AI-powered storytelling platform that transforms scientific, technical, and medical insights into compelling stories, enhancing engagement and understanding.

ParkPayUSA, Inc.

●

ParkPayUSA is a web-based parking management platform that offers municipalities and private operators a $0-cost solution for handling parking payments, digital permits, and violation enforcement—eliminating the need for app downloads or hardware installations.

1Fort Inc.

●

1Fort is an AI-powered platform that streamlines commercial insurance for brokers and businesses by automating quoting, binding, and risk management processes, enabling faster coverage placement and proactive risk mitigation.

Digitact, Inc.

●	Digitact Inc. operates as Scription, delivering AI-powered transcription services that convert audio and video content into accurate, searchable text, facilitating content analysis and accessibility.

Eighty-Six, Inc.

●

Eighty-Six provides a comprehensive repair management platform for restaurants and foodservice businesses, streamlining maintenance requests, tracking, and vendor management and improving vendor relationships.

Abra, Inc.

●	Abra empowers organizations to maximize vendor performance and reduce costs by aligning teams, enforcing commitments, and ensuring vendors deliver on their promises.

MedicaidSoft Inc.

●

MedicaidSoft simplifies the Medicaid application process for professionals by automating data entry, tracking verification documents, determining eligibility, and providing case management and financial assessment tools

Savetic, Inc.

●

Savetic, Inc. operates as Kigüi, a Latin American startup that leverages AI to reduce food waste in supermarkets by digitizing expiration dates and offering consumer incentives like cashback for purchasing near-expiry products.

Connetic Venture Capital Access Fund (VCAFX)
Management Discussion of Fund Performance (Continued)

Fiscal Period: October 3, 2024 - March 31, 2025

Drypowder, Inc.

●

Drypowder is a financial technology company that streamlines accounts receivable processes for foundational industries, such as lumber and building materials, by integrating with ERPs to automate payments and collections.

Passage, Inc.

●

Passage is a free, all-in-one event ticketing and payment platform that supports online, in-person, and virtual events, offering customizable tools for ticket sales, merchandise, and concessions across various industries like festivals, haunted attractions, and schools.

Stacks, Inc.

●

Stacks Inc. operates as Stacklist, a social bookmarking and curation platform that enables users to save, organize, and share their favorite web content—such as articles, places, and products—into personalized collections called “stacks,” accessible across devices with AI-assisted search and collaboration features.

The Nonsense Co.

●

Nonsense is an AI-powered language learning platform that uses Hollywood movie scenes to provide contextual translations and immersive experiences, helping users learn new languages through engaging storytelling.

The views expressed in this report are exclusively those of the Fund’s investment adviser, Connetic RIA LLC, as of March 31, 2025. Any such views are subject to change at any time based on market or other conditions, and the Fund disclaims any responsibility for updating such views. These views are not intended to be a forecast of future events, a guarantee of future results, or advice. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the Fund as to its accuracy or completeness. Past performance is not indicative of future results. There is no assurance that the Fund’s investment objectives will be achieved.

(1)	“Q3 2024 Pitchbook-NVCA Venture Monitor” Pitchbook-NVCA October 9, 2024. https://pitchbook.com/news/reports/q3-2024-pitchbook-nvca-venture-monitor

(2)	“AI startups grabbed a third of global VC dollars in 2024” Jacob Robbins, January 9, 2025. https://pitchbook.com/news/articles/ai-startups-grabbed-a-third-of-global-vc-dollars-in-2024

(3)	“State of Venture 2024 Report” CB Insights, January 7, 2025. https://www.cbinsights.com/research/report/venture-trends-2024/

Connetic Venture Capital Access Fund

Performance

March 31, 2025 (Unaudited)

Total Return Information as of March 31, 2025
Connetic Venture Capital Access Fund (Inception Date: 10/03/2024)	Cumulative Since Inception
Return	1.00%
Fund Benchmark
S&P 500® Total Return Index*	(2.24)%

*

The index measures the performance of 500 widely held stocks in US equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies.

Change in Value of a Hypothetical $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.conneticventures.com. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. As stated in the Fund’s current prospectus, as supplemented, the net expense ratio for the Fund is 2.80%. Additional information about fees and expense levels can be found in the Fund’s current prospectus. Returns are based on the dollar value of a single share of the Fund, calculated using the value of the underlying assets of the Fund minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

This graph represents the growth of a hypothetical investment of $10,000. It assumes reinvestment of dividends and capital gains and reflects ongoing fund expenses, but does not reflect sales loads, redemption fees, or the effects of taxes on any capital gains and/or distributions.

Connetic Venture Capital Access Fund

Portfolio Composition (Unaudited)

Fund Diversification

The following table provides a breakdown of the Fund, by industry sector that the underlying securities represent, as a percentage of total investments as of March 31, 2025.

Sector	Percent of Total Investments
Audio Technology	0.0%*
Consumer Discretionary	14.6%
Financial Services	0.7%
Healthcare	0.1%
Hospitality	0.5%
Large-Cap	4.0%
Recreation Services	0.0%*
Robotics	2.3%
Short Term Investments	2.4%
Software Technology	70.0%
Technology	5.3%
Transportation	0.0%*
Total	100.0%

*	Rounds down to 0.0%

Fund Security Type Diversification

The following table provides a breakdown of the Fund, by the security type that the underlying securities represent, as a percentage of net assets as of March 31, 2025.

Security Type	Percent of Total Net Assets
Common Stock in Private Companies	2.4%
Preferred Stock in Private Companies	32.2%
Simple Agreement for Future Equity in Private Companies	29.7%
Convertible Note in Private Companies	23.7%
Exchange Traded Funds	9.3%
Common Stock in Public Companies	0.0%*
Derivative in Public Companies	0.0%*
Short-Term Investments	2.4%
Other assets in excess of liabilities	0.3%
Total	100.0%

*	Rounds down to 0.0%

Connetic Venture Capital Access Fund

Schedule of Investments

March 31, 2025

Shares		Acquisition Date	Cost	Fair Value
	EXCHANGE TRADED FUNDS — 9.3%
	Large-Cap — 4.0%
17,178	ProShares Ultra QQQ 2x Shares		$1,764,094	$1,526,781

	Technology — 5.3%
33,870	Global X Artificial Intelligence & Technology ETF		1,302,480	1,232,191
2,675	iShares U.S. Technology ETF		415,351	375,677
2,138	Technology Select Sector SPDR ETF		475,087	441,454
			2,192,918	2,049,322

	TOTAL EXCHANGE TRADED FUNDS		3,957,012	3,576,103

	COMMON STOCK IN PRIVATE COMPANIES — 2.4%
	Financial Services — 0.1%
4,916	Acorns (a)(b)(c)	10/3/24	32,458	25,686

	Robotics — 0.1%
6,000	Nuro, Inc. (a)(b)(c)	10/3/24	48,450	33,060

	Software Technology — 2.2%
88,148	Colorcast, Inc. - Pre-Seed Series (a)(b)(c)	10/3/24	140,808	255,481
16,000	DataRobot, Inc. (a)(b)(c)	10/3/24	38,000	36,480
271,800	MASV, Inc. (a)(b)(c)	10/3/24	381,504	562,436
			560,312	854,397

	TOTAL COMMON STOCK IN PRIVATE COMPANIES		641,220	913,143

	COMMON STOCK IN PUBLIC COMPANIES — 0.0%
	Transportation — 0.0%
1,573	Volato Group, Inc., Class A Shares (c)	10/3/24	13,126	2,737

	TOTAL COMMON STOCK IN PUBLIC COMPANIES		13,126	2,737

	PREFERRED STOCK IN PRIVATE COMPANIES — 32.2%
	Audio Technology — 0.0%
208,014	Resonado, Inc. - Seed Series (a)(b)(c)	10/3/24	21	21
772,917	Resonado, Inc. - Series A (a)(b)(c)	10/3/24	77	77
			98	98

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2025

Shares		Acquisition Date	Cost	Fair Value
	PREFERRED STOCK IN PRIVATE COMPANIES — 32.2% - Continued
	Consumer Discretionary — 1.5%
388,198	Acricycle Global, Inc. (a)(b)(c)	10/3/24	$39	$39
311,880	Dr Pino Inc dba Snoots (a)(b)(c)	10/3/24	267,145	267,145
51,411	Energy Club Holdings (PeaTos) - Seed Series (a)(b)(c)	10/3/24	2,571	2,571
200,000	Energy Club Holdings (PeaTos) - Series A (a)(b)(c)	10/3/24	10,000	10,000
26,692	Free Brands, Inc. dba Freedom (a)(b)(c)	10/3/24	75,000	75,000
118,441	LaSalle Tools, Inc. dba Character (a)(b)(c)	10/3/24	150,000	112,500
4,384	Made With Love Wellness, Inc. (Good Mylk) (a)(b)(c)	10/3/24	103,550	103,550
			608,305	570,805
	Financial Services — 0.6%
276,304	Fireroad Holdings Inc. (a)(b)(c)	10/3/24	250,000	250,000

	Recreation Services — 0.0%
29,396	Angler Labs (a)(b)(c)	10/3/24	1	1

	Robotics — 2.2%
286,533	Ottonomy, Inc. - Seed Series (a)(b)(c)	10/3/24	346,103	346,103
413,942	Ottonomy, Inc. - Series A (a)(b)(c)	10/3/24	500,001	500,001
			846,104	846,104
	Software Technology — 27.9%
37,358	1Fort Inc. - Series Seed (a)(b)(c)	1/13/25	50,000	50,000
309,981	1Fort Inc. - Series Seed 5 (a)(b)(c)	1/14/25	200,000	414,879
30,552	Abre.io, Inc. (a)(b)(c)	10/3/24	289,418	427,720
500,000	Athlyt, Inc. (a)(b)(c)	10/3/24	125,000	125,000
325,610	Base Social Inc. - Preferred 1 (SAFE Conversion) (a)(b)(c)	11/14/24	228,572	504,757
32,254	Base Social Inc. - Series Seed-4 (a)(b)(c)	11/18/24	50,000	50,000
831,202	Claira Technologies, Inc. - Pre-Seed Series (a)(b)(c)	10/3/24	225,256	225,256
645,776	Claira Technologies, Inc. - Seed Series (a)(b)(c)	10/3/24	174,997	174,997
41,263	Cloverleaf.me, Inc. - Pre-Seed Series (a)(b)(c)	10/3/24	169,891	169,891
20,091	Cloverleaf.me, Inc. - Seed Series (a)(b)(c)	10/3/24	82,723	82,723
36,430	Cloverleaf.me, Inc. - Series A (a)(b)(c)	10/3/24	150,000	150,000
14,481	Cloverleaf.me, Inc. - Series A Extension (a)(b)(c)	10/3/24	59,663	59,663
90,961	Colorcast, Inc. - Pre-Seed Series (a)(b)(c)	10/3/24	145,302	263,634
104,675	Colorcast, Inc. - Seed Series (a)(b)(c)	10/3/24	167,208	303,381
294,218	DayZero, Inc. dba Haekka (a)(b)(c)	10/3/24	181,481	181,481
337,809	Eighty-Six, Inc. (a)(b)(c)	1/27/25	198,938	153,706
215,238	Elate, Inc. (a)(b)(c)	10/3/24	163,129	163,129
5,502	EquityZen Growth Technology Fund (a)(b)(c)	10/3/24	57,499	62,726
37,866	EVAMORE, INC. (a)(b)(c)	10/3/24	356,932	356,932

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2025

Shares		Acquisition Date	Cost	Fair Value
	PREFERRED STOCK IN PRIVATE COMPANIES — 32.2% - Continued
	Software Technology — 27.9% - Continued
152,905	Gestalt Tech Corp. (a)(b)(c)	10/3/24	$129,312	$129,312
56,023	GoSite - Seed Series (a)(b)(c)	10/3/24	22,018	—
30,830	GoSite - Series A (a)(b)(c)	10/3/24	20,147	—
39,453	HANDLE (a)(b)(c)	10/3/24	49,999	49,999
17,730	Healthy Roster, Inc. (a)(b)(c)	10/3/24	65,953	65,953
1,020,351	Journeyfront, Inc. - Seed Series (a)(b)(c)	10/3/24	202,234	202,234
756,811	Journeyfront, Inc. - Series A (a)(b)(c)	10/3/24	150,000	150,000
428,107	Letterhead, Inc. - Pre-Seed Series (a)(b)(c)	10/3/24	270,820	270,820
348,553	Letterhead, Inc. - Seed Series 1 (a)(b)(c)	10/3/24	220,495	220,495
316,155	Letterhead, Inc. - Seed Series 2 (a)(b)(c)	10/3/24	200,000	200,000
6,718	Live Cyber Holdings, Inc dba Cloud Range (a)(b)(c)	10/3/24	134,644	138,481
4,807	Live Cyber Holdings, Inc dba Cloud Range (a)(b)(c)	10/3/24	96,343	99,089
889	Live Cyber Holdings, Inc - Series A dba Cloud Range (a)(b)(c)	12/9/24	18,325	18,325
135,900	MASV, Inc. (a)(b)(c)	10/3/24	190,752	281,218
551	MRC Impact, LLC (a)(b)(c)	10/3/24	108,958	108,958
54,391	Narratize, Inc. - Series Seed 1 (a)(b)(c)	12/11/24	75,000	75,000
124,494	Narratize, Inc. - Series Seed 2 (a)(b)(c)	12/11/24	135,368	171,665
239,435	OpStart Growth, Inc. (a)(b)(c)	10/3/24	200,000	200,000
104,395	Out of Office, Inc. (a)(b)(c)	10/3/24	200,000	200,000
1,302,669	Passage, Inc. (a)(b)(c)	10/3/24	537,613	863,503
119,362	Passage, Inc. - Series Seed (a)(b)(c)	2/24/25	13,727	79,125
177,352	Quiver Quantitative, Inc. - Pre-Seed Series (a)(b)(c)	10/3/24	307,904	307,904
115,199	Quiver Quantitative, Inc. - Seed Series (a)(b)(c)	10/3/24	199,999	199,999
53,353	ReadySet Surgical, Inc. (a)(b)(c)	10/3/24	148,500	148,500
664,297	Science Retail, Inc. dba Science on Call (a)(b)(c)	10/3/24	200,000	150,000
42,176	Scription - Series 3 Seed (a)(b)(c)	1/13/25	216,460	539,208
7,821	Scription - Series 6 Seed (a)(b)(c)	1/13/25	99,989	99,989
492,902	Signal Cortex, Inc. dba TonDone (a)(b)(c)	10/3/24	234,375	58,594
204,083	SmartRIA - Seed Plus B Preferred (a)(b)(c)	10/3/24	26,959	26,959
51,903	SmartRIA - Seed Plus C Preferred (a)(b)(c)	10/3/24	10,110	10,110
79,618	SmartRIA - Series AA Investor Preferred (a)(b)(c)	10/3/24	16,850	16,850
28,248	SmartRIA - Series Seed Plus A Preferred (a)(b)(c)	10/3/24	3,370	3,370
413,028	Softdrive Technologies Group Inc. (a)(b)(c)	10/3/24	175,000	175,000
413,565	TCare, Inc. - Seed Series (a)(b)(c)	10/3/24	385,468	396,234
134,405	TCare, Inc. - Series A (a)(b)(c)	10/3/24	125,279	128,773
146,972	TripScout, Inc. - Pre-Seed Series (a)(b)(c)	10/3/24	292,607	227,255
204,673	TripScout, Inc. - Seed Series (a)(b)(c)	10/3/24	407,495	316,475
58,657	UBQ AI, Corp (Harmony) (a)(b)(c)	10/3/24	200,003	150,002
20,000	Venture360/LIQUIFI (a)(b)(c)	10/3/24	100,000	134,364
11,628	Visible, Inc. - Bridge Series (a)(b)(c)	10/3/24	56,706	56,706

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2025

Shares		Acquisition Date	Cost	Fair Value
	PREFERRED STOCK IN PRIVATE COMPANIES — 32.2% - Continued
	Software Technology — 27.9% - Continued
2,398	Visible, Inc. - Pre-Seed Series (a)(b)(c)	10/3/24	$11,694	$11,694
11,269	Visible, Inc. - Seed Series (a)(b)(c)	10/3/24	54,955	54,955
248,085	Warp World, Inc. (a)(b)(c)	10/3/24	100,000	100,000
141,063	YouBet Technology, Inc. - Pre-Seed Series (a)(b)(c)	10/3/24	—	—
385,353	YouBet Technology, Inc. - Seed Series (a)(b)(c)	10/3/24	10	10
			9,491,450	10,757,003

	TOTAL PREFERRED STOCK IN PRIVATE COMPANIES		11,195,958	12,424,011

	SIMPLE AGREEMENT FOR FUTURE EQUITY IN PRIVATE COMPANIES — 29.7%
	Consumer Discretionary — 12.3%
150,000	Acricycle Global, Inc. (a)(b)(c)	10/3/24	1	1
250,000	A&C Snacks LLC dba Brass Roots (a)(b)(c)	10/3/24	10	10
100,000	Campus Ink, Inc. (Pre-seed) (a)(b)(c)	10/3/24	294,090	302,571
150,000	Campus Ink, Inc. (Seed) (a)(b)(c)	10/3/24	244,883	251,945
75,000	Core Supplement, LLC (Pre-seed 3) (a)(b)(c)	10/3/24	75,000	75,000
75,000	Core Supplement, LLC (Pre-seed 2) (a)(b)(c)	10/3/24	75,000	75,000
100,000	Core Supplement, LLC (Pre-seed 1) (a)(b)(c)	10/3/24	100,000	100,000
100,000	Get Bizzy, Inc. (Series A) (a)(b)(c)	10/3/24	191,964	190,783
300,000	Get Bizzy, Inc. (Seed) (a)(b)(c)	10/3/24	3,759,459	3,736,349
			4,740,407	4,731,659
	Hospitality — 0.5%
200,000	Branded Hospitality Group (a)(b)(c)	10/3/24	200,000	200,000

	Software Technology — 16.9%
100,000	4Degrees AV Inc (Seed 1) (a)(b)(c)	10/3/24	100,000	100,000
100,000	4Degrees AV Inc (Seed 2) (a)(b)(c)	10/3/24	100,000	100,000
200,000	Abra, Inc. (a)(b)(c)	1/30/25	200,000	200,000
200,000	Banrion Capital Management (a)(b)(c)	10/3/24	100,000	200,000
100,000	Card.io, Inc. (a)(b)(c)	11/13/24	100,000	100,000
250,000	Chezuba Corp. (a)(b)(c)	10/3/24	250,000	250,000
100,000	Creators and Makers, Inc. (Seed 1) (a)(b)(c)	10/3/24	100,000	100,000
100,000	Creators and Makers, Inc. (Seed 2) (a)(b)(c)	10/3/24	100,000	100,000
200,000	Drypowder, Inc. (a)(b)(c)	2/10/25	200,000	200,000
250,000	Ebombo, Inc. (a)(b)(c)	10/3/24	250,000	250,000
100,000	FirstIgnite LTD (Pre-seed) (a)(b)(c)	10/3/24	417,857	417,857
150,000	FirstIgnite LTD (Seed) (a)(b)(c)	10/3/24	192,857	192,857
50,000	Frenter.com, Inc. (Pre-seed) (a)(b)(c)	10/3/24	5	5
200,000	Frenter.com, Inc. (Seed) (a)(b)(c)	10/3/24	5	5

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2025

Shares		Acquisition Date	Cost	Fair Value
	SIMPLE AGREEMENT FOR FUTURE EQUITY IN PRIVATE COMPANIES — 29.7% - Continued
	Software Technology — 16.9% - Continued
125,000	Gooder AI, Inc. (a)(b)(c)	10/3/24	$125,000	$125,000
250,000	Houski, Inc. (a)(b)(c)	10/3/24	250,000	250,000
150,000	INTRVL LLC (a)(b)(c)	10/3/24	150,000	150,000
250,000	Kommu (a)(b)(c)	10/3/24	250,000	187,500
200,000	Medicaidsoft, Inc. (a)(b)(c)	2/19/25	200,000	200,000
200,000	Neon Wild, Inc. (a)(b)(c)	10/3/24	200,000	150,000
200,000	The Nonsense Company, Inc. (Pre-seed 2) (a)(b)(c)	3/31/25	200,000	200,000
100,000	The Nonsense Company, Inc. (Pre-seed 1) (a)(b)(c)	10/3/24	100,000	100,000
250,000	Omnee Technologies Corp. (a)(b)(c)	10/3/24	250,000	250,000
250,000	Ownors Technologies Inc. (a)(b)(c)	10/3/24	250,000	250,000
300,000	PARKPAYUSA, INC (a)(b)(c)	12/24/24	300,000	300,000
100,000	Petal (a)(b)(c)	10/3/24	18,765	18,765
200,000	Cognata dba Qooper (a)(b)(c)	10/3/24	200,000	200,000
250,001	Rescription, Inc. (a)(b)(c)	10/3/24	187,500	187,500
100,000	Revnest (a)(b)(c)	10/3/24	100,000	100,000
100,000	Savetic, Inc. (a)(b)(c)	1/31/25	100,000	100,000
200,000	Serpa Cloud, Inc. (a)(b)(c)	10/3/24	200,000	100,000
100,000	Shadowscape, Inc. (a)(b)(c)	10/3/24	100,000	75,000
592,682	Spruce Software Inc. (a)(b)(c)	12/30/24	634,582	592,682
50,000	Stacks, Inc (a)(b)(c)	3/21/25	50,000	50,000
100,000	Stagetime, Inc. (a)(b)(c)	10/3/24	100,000	100,000
200,000	Smart Family Tech, Inc dba Support Pay (a)(b)(c)	10/3/24	200,000	200,000
100,000	ThinkRisk Inc. (a)(b)(c)	10/3/24	100,000	100,000
150,000	Whipz (a)(b)(c)	10/3/24	150,000	150,000
250,000	Worklyfe, Inc. (a)(b)(c)	10/3/24	187,500	187,500
			6,714,071	6,534,671

	TOTAL SIMPLE AGREEMENT FOR FUTURE EQUITY IN PRIVATE COMPANIES		11,654,478	11,466,330

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2025

Principal Amount ($)		Coupon Rate (%)	Acquisition Date	Cost	Fair Value
	CONVERTIBLE NOTE IN PRIVATE COMPANIES — 23.7%
	Consumer Discretionary — 0.8%
100,000	Cusa Tea, Inc., due 11/14/25 (a)(b)(c)	0.00	10/3/24	$75,000	$1
100,000	Energy Club Holdings (PeaTos), due 1/24/27 (a)(b)(d)	18.00	10/3/24	200,000	200,000
250,000	UnBox The Dress, due 8/31/23 (a)(b)(d)(e)	5.00	10/3/24	125,000	125,000
				400,000	325,001
	Healthcare — 0.1%
100,000	Neopenda, PBC, due 6/22/23 (a)(b)(d)(e)	5.00	10/3/24	50,000	50,000

	Recreation Services — 0.0%
50,000	Angler Labs, due 5/10/24 (a)(b)(c)(e)	0.00	10/3/24	—	—

	Software Technology — 22.8%
100,000	Cary Rx Inc. (a)(b)(c)(g)	0.00	10/3/24	3,187,757	3,334,096
250,000	Cary Rx Inc. (a)(b)(c)(g)	0.00	10/3/24	5,266,627	5,063,479
50,000	GoSite, Inc., due 11/29/26 (a)(b)(d)	12.00	10/3/24	159,848	12,500
50,000	Hatch Apps, due 11/7/21 (a)(b)(d)(e)	8.00	10/3/24	37,500	37,500
66,285	Healthy Roster, Inc., due 1/1/21 (a)(b)(d)(e)	8.00	10/3/24	66,285	66,285
100,000	Native Agtech, Inc., due 12/28/24 (a)(b)(d)(e)	8.00	10/3/24	100,000	75,000
250,000	Translator, Inc., due 3/29/25 (a)(b)(d)(e)	6.00	10/3/24	187,481	187,481
				9,005,498	8,776,341

	TOTAL CONVERTIBLE NOTE IN PRIVATE COMPANIES			9,455,498	9,151,342

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2025

Shares		Acquisition Date	Cost	Fair Value
	DERIVATIVE IN PUBLIC COMPANIES — 0.0%
	Warrants — 0.0%
12,500	Volato Group, Inc. - Warrants (c)	10/3/24	$226	$439

	TOTAL DERIVATIVE IN PUBLIC COMPANIES		226	439

Principal Amount ($)		Coupon Rate (%)	Cost	Fair Value
	SHORT TERM INVESTMENTS — 2.4%
	Money Market Funds — 2.4%
935,296	Goldman Sachs Financial Square Government Fund, Institutional Class (f)	4.24	935,296	935,296

	TOTAL SHORT TERM INVESTMENTS		935,296	935,296

	TOTAL INVESTMENTS — 99.7% — (Cost $37,852,814)			38,469,401
	OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%			106,633
	NET ASSETS — 100.0%			$38,576,034

Inc. - Incorporated

dba - doing business as

LLC - Limited Liability Company

LTD - Limited Company

(a)	Restricted security (Cumulative total of $33,954,826, which represents 88.0% of the Fund).

(b)	Level 3 securities fair valued using significant unobservable inputs.

(c)	Non-Income Producing. As it pertains to preferred stock held by the Fund, there are no stated dividend rates.

(d)	PIK denotes that all or a portion of the income is paid in-kind in the form of additional principal.

(e)	Convertible note is currently in default. Adviser has elected to not remedy as of March 31, 2025.

(f)	Rate disclosed represents the seven day yield as of March 31, 2025.

(g)	Notes were amended as of January 15, 2025 and do not have stated maturity dates.

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund

Statement of Assets and Liabilities

As of March 31, 2025

ASSETS
Investments, at value (Cost $37,852,814)	$38,469,401
Receivable for securities sold	27,412
Dividends and interest receivable	200,133
Prepaid expenses and other assets	33,036
TOTAL ASSETS	38,729,982

LIABILITIES
Accrued investment advisory fees	29,547
Accrued fund administration, fund accounting, and transfer agency fees	852
Accrued audit fees	86,409
Other accrued expenses and liabilities	37,140
TOTAL LIABILITIES	153,948

NET ASSETS	$38,576,034

NET ASSETS CONSIST OF:
Paid-in capital	37,960,368
Distributable earnings	615,666
NET ASSETS	$38,576,034

Net Asset Value Per Share:
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,817,771
Net asset value (Net Assets ÷ Shares Outstanding), and redemption price per share	$10.10

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund

Statement of Operations

For the Period Ended March 31, 2025(1)

INVESTMENT INCOME
Interest income	$37,819
Dividend income	487,084
TOTAL INVESTMENT INCOME	524,903

EXPENSES
Advisory fees	355,703
Shareholder servicing fees	28,082
Professional fees	198,284
Registration fees	5,040
Trustees’ fees and expenses	20,887
Fund administration and accounting fees	34,616
Transfer agency fees	5,935
Compliance officer fees	15,331
Insurance expense	11,584
Pricing expense	2,966
Printing and postage expenses	4,165
Custodian fees	6,306
Miscellaneous expenses	8,379
TOTAL EXPENSES	697,278
Advisory fees waived (2)	(172,375)
NET EXPENSES	524,903

NET INVESTMENT INCOME / (LOSS)	$—

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss on investments	(921)
Net change in unrealized appreciation on investments	616,587
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	615,666

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$615,666

(1)	The period is from October 3, 2024 (Commencement of Operations) to March 31, 2025.

(2)	Advisory fees waived are subject to recoupment (Note 3).

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund

Statement of Changes in Net Assets

For the Period Ended March 31, 2025(1)

FROM OPERATIONS
Net investment income / (loss)	$—
Net realized loss from investments	(921)
Net change in unrealized appreciation on investments	616,587
Net increase in net assets resulting from operations	615,666

SHARES OF BENEFICIAL INTEREST
Proceeds from conversion (2)	37,044,976
Proceeds from shares sold	1,028,411
Payments for shares redeemed	(113,019)
Net increase in net assets from shares of beneficial interest	37,960,368

TOTAL INCREASE IN NET ASSETS	38,576,034

NET ASSETS
Beginning of period	—
End of period	$38,576,034

SHARE ACTIVITY
Shares sold from conversion (2)	3,704,498
Shares sold	124,463
Shares redeemed	(11,190)
Net increase in shares of beneficial interesting outstanding	3,817,771

SHARES OUTSTANDING
Beginning of period	—
End of period	3,817,771

(1)	The period is from October 3, 2024 (Commencement of Operations) to March 31, 2025.

(2)	The Fund completed its tax-free reorganization with 908 Investments LLC, a private predecessor fund (Note 1).

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund

Statement of Cash Flows

For the Period Ended March 31, 2025(1)

Cash Flows from Operating Activities:
Net Increase in Net Assets from Operations	$615,666
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchases of investments	(4,084,347)
Proceeds from sale and maturities of investments	3,275,586
Increase in investments receivable	(27,412)
Increase in interest and dividend receivable	(200,133)
Increase in prepaid expenses	(33,034)
Increase in accrued expenses and other payables	153,948
Net realized loss on investments	921
Net change in unrealized (appreciation) depreciation on investments	(616,587)
Net cash provided by (used in) operating activities	$(915,392)

Cash Flows from Financing Activities:
Proceeds from fund shares sold	$1,028,411
Payments for shares redeemed	(113,019)
Net cash provided by financing activities	$915,392

Net increase (decrease) in Cash	$—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental noncash disclosure
Contribution of investments from conversion	$37,044,976

(1)	The period is from October 3, 2024 (Commencement of Operations) to March 31, 2025.

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund

Financial Highlights

For a share outstanding during the fiscal period presented

Period Ended March 31, 2025 (1)
Net asset value, beginning of period	$10.00

From investment operations:
Net investment income / (loss) (2)	—
Net realized and unrealized gain on investments	0.10
Net increase in net assets	0.10

Net Asset Value, end of period	$10.10

Total Return (3)	1.00%

Net Asset Value, end of period (000s)	$38,576

Ratios of:
Gross expenses to average net assets (4)(5)	3.72%
Net expenses to average net assets (4)(5)	2.80%
Net investment income / (loss) to average net assets (4)	0.00%

Portfolio turnover rate (3)	8.79%

(1)	For a share outstanding during the initial period from October 3, 2024 (Commencement of Operations) through March 31, 2025.

(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Not annualized for periods less than 12 months.

(4)	Annualized for periods less than 12 months.

(5)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund

Notes to the Financial Statements

March 31, 2025

(1)	Organization

The Connetic Venture Capital Access Fund (the “Fund”) was organized as a Delaware statutory trust (the “Trust”) on September 11, 2023, and commenced operations on October 3, 2024. The Trust is registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), as a diversified, closed-end management investment company. The Fund operates as an “interval fund” and is making a continuous offering of its shares of beneficial interest (“Shares”). The Fund acquired all of the assets and liabilities of 908 Investments LLC (the “Predecessor Fund”), a private fund that merged into the Fund, in a tax-free reorganization on October 3, 2024 (the “Reorganization”). In connection with the Reorganization, interests in the Predecessor Fund were exchanged for Class I Shares of the Fund. The Fund is authorized to issue an unlimited number of shares. Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund.

The Fund’s investment objective is to generate long-term capital appreciation primarily through an actively managed portfolio that exposes investors to private, venture capital investments. Under normal circumstances, the Fund intends to invest at least 80% of its assets (net assets plus borrowings for investment purposes) in securities that provide exposure to private, venture capital investments. The Fund will seek to achieve its investment objective through investing primarily in equity securities (e.g., common stock, preferred stock, and securities convertible into equity securities) of private, venture capital investments in operating growth companies (“Portfolio Companies”).

Connetic RIA LLC, an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended, serves as the Fund’s investment adviser (the “Adviser”). The Fund’s Board of Trustees (the “Board” or “Board of Trustees”) has the overall responsibility for the management and supervision of the business operations of the Fund.

(2)	Significant Accounting Policies

The price of the Fund’s Shares is based on its net asset value (“NAV”). The NAV per Share equals the total value of the Fund’s assets as of the applicable Business Day, less its liabilities (including accrued fees and expenses), divided by the number of its outstanding Shares.

The Fund will generally calculate its NAV as of the close of regular trading (4:00 p.m. Eastern Time) on the New York Stock Exchange (the “NYSE”) each day the NYSE is open (each, a “Business Day”). Although the Fund will typically determine its NAV on each Business Day, the Fund’s calculation of its NAV is subject to valuation risk.

Basis of Presentation and Use of Estimates — The Fund is an investment company and as a result, maintains its accounting records and has presented these financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). The policies are in conformity with generally accepted accounting principles (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Income Recognition and Expenses — Interest income is recognized on an accrual basis as earned. Dividend income is recorded on the ex-dividend date. Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; marketing expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s Expense Limitation Agreement.

Investment Transactions — Investment transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the identified cost basis for publicly traded investments and private investments for both financial statement and federal income tax purposes.

Connetic Venture Capital Access Fund
Notes to the Financial Statements (Continued)

March 31, 2025

(2)	Significant Accounting Policies (Continued)

Federal Income Taxes — The Fund has elected to be treated as a regulated investment company (“RIC”) under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will be subject to tax on any income or gain it does not distribute. The Fund will substantially distribute all of its income and gain on a timely basis and meet the other quarterly compliance requirements to maintain its status as a RIC.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions and concluded that no provision for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken in the Fund’s current tax year and all open tax years.

Operating Segments — The Fund operates and is managed as a single reportable segment and the Fund makes investments in accordance with its investment objective as described in the Fund’s Prospectus. The chief operating decision maker (“CODM”) of the Fund is the Adviser. The financial information in the form of the Fund’s portfolio composition, total returns, changes in net assets and expense ratios, which are used by the CODM to assess the Fund’s performance and to make operational decisions for the Fund’s single segment, is consistent with that presented within the financial statements. Segment assets are reflected on the accompanying statements of assets and liabilities as “net assets” and significant segment expenses are listed on the accompanying statement of operations.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Net realized capital gains are distributed to shareholders as capital gain distributions. Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code.

Investment Valuation

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) which are used for determining the fair value of any Fund investments for which a market quotation is not readily available. The valuation of the Fund’s investments is performed in accordance with the principles found in Rule 2a-5 under the 1940 Act and in conjunction with FASB’s ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). The Board has designated the Adviser as the valuation designee of the Fund. As valuation designee, the Adviser performs the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Procedures. In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the Adviser’s day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations.

The information available in the marketplace for such Portfolio Companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated, and difficult to confirm. Such securities are valued by the Adviser at fair value as determined pursuant to the Valuation Procedures. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Adviser. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be that information which is provided by the issuer of the securities. Given the nature, timeliness, amount, and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.

Certain investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value may be valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities

Connetic Venture Capital Access Fund
Notes to the Financial Statements (Continued)

March 31, 2025

(2)	Significant Accounting Policies (Continued)

(including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current business data (e.g., information available through regulatory filings, press releases, news feeds and financial press), including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; information provided by the company (e.g., letters to investors, financials, information provided pursuant to financial document reporting obligations); security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; its earnings and discounted cash flows; the markets in which the portfolio company does business; comparisons of financial ratios of peer companies that are public; M&A comparables; and enterprise values.

When determining the price for an investment to be fair valued, the Adviser is required to seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations are typically based upon all available factors that the Adviser deems relevant at the time of the determination and may be based on analytical values determined by the Adviser using proprietary or third-party valuation models.

The Fund’s financial statements, which are prepared in accordance with GAAP, follow the requirements for valuation set forth in ASC 820, which defines and establishes a framework for measuring fair value under GAAP and expands financial statement disclosure requirements relating to fair value measurements.

The three-level hierarchy for fair value measurement is defined as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Connetic Venture Capital Access Fund
Notes to the Financial Statements (Continued)

March 31, 2025

(2)	Significant Accounting Policies (Continued)

The following is a summary of the Fund’s investments as of March 31, 2025:

Investments in Securities (a)	Level 1	Level 2	Level 3	Total
Assets
Common Stock in Private Companies	$—	$—	$913,143	$913,143
Preferred Stock in Private Companies	—	—	12,424,011	12,424,011
Simple Agreement for Future Equity in Private Companies	—	—	11,466,330	11,466,330
Convertible Note in Private Companies	—	—	9,151,342	9,151,342
Common Stock in Public Companies	2,737	—	—	2,737
Exchange Traded Funds	3,576,103	—	—	3,576,103
Derivative in Public Companies	439	—	—	439
Short-Term Investments	935,296	—	—	935,296
Total	$4,514,575	$—	$33,954,826	$38,469,401

(a)	The Fund had no Level 2 holdings as of and during the fiscal year ended March 31, 2025.

The following table presents the investment activity associated with securities that are categorized as Level 3 investments during the period ended March 31, 2025:

	Common Stock in Private Companies	Preferred Stock in Private Companies	Simple Agreement for Future Equity in Private Companies	Convertible Note in Private Companies	Total
Balance at October 3, 2024	$—	$—	$—	$—	$—
Contributed investments	1,051,390	10,146,657	10,433,836	9,655,498	31,287,381
Purchases	—	493,313	1,250,000	—	1,743,313
Sales	—	—	(237,853)	—	(237,853)
Transfer into Level 3	—	—	—	—	—
Transfer out of Level 3	—	—	—	—	—
Conversion	(410,170)	555,988	70,642	(200,000)	16,460
Net Realized Gain (Loss)			137,853		137,853
Net Change in Unrealized Appreciation / Depreciation	271,923	1,228,053	(188,148)	(304,156)	1,007,672
Ending Balance at March 31, 2025	$913,143	$12,424,011	$11,466,330	$9,151,342	$33,954,826
Net Change in Unrealized Appreciation on Level 3 securities still held as of March 31, 2025	271,923	1,228,053	(188,148)	(304,156)	1,007,672

The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment strategy and target investments.

Connetic Venture Capital Access Fund
Notes to the Financial Statements (Continued)

March 31, 2025

(2)	Significant Accounting Policies (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to determine fair value of the Fund’s investments as of March 31, 2025:

Asset Type	Fair Value at March 31, 2025	Valuation Technique	Significant Unobservable Inputs	Impact to value if Input Increases	Range of Inputs	Weighted Average
Common Stock in Private Companies	$913,143	Market Approach	Revenue Multiple	Increase	4.06x - 6.01x	5.40
			Precedent Transactions	Increase	N/A	N/A

Preferred Stock in Private Companies	$12,424,011	Market Approach	Revenue Multiple	Increase	4.06x - 13.02x	6.29
			Public Market Index Performance	Increase	5% - 87%	29%
			Precedent Transactions	Increase	N/A	N/A

Simple Agreement for Future Equity in Private Companies	$11,466,330	Market Approach	Revenue Multiple	Increase	2.02x - 4.21x	2.73
			Precedent Transactions	Increase	N/A	N/A

Convertible Note in Private Companies	$9,151,342	Market Approach	Revenue Multiple	Increase	2.64x - 4.46x	2.65
			Public Market Index Performance	Increase	87%	87%
			Precedent Transactions	Increase	N/A	N/A

The following table presents the country where the Fund’s investments are domiciled (all investments were made in US Dollars). Fair value of investments as of March 31,2025:

	Common Stock in Private Companies	Preferred Stock in Private Companies	Simple Agreement for Future Equity in Private Companies	Convertible Note in Private Companies	Exchange Traded Funds	Common Stock in Public Companies	Derivative in Public Companies	Total
United States	350,707	11,328,596	10,323,638	9,151,342	3,576,103	2,737	439	34,733,563
Canada	562,436	1,095,415	842,692	—	—	—	—	2,500,543
Mexico	—	—	300,000	—	—	—	—	300,000

(3)	Fees and Transactions with Related Parties and Other Agreements

The Fund has entered into an Investment Advisory Agreement with the Adviser, pursuant to which the Adviser provides general investment advisory services for the Fund. For providing these services, the Adviser receives a fee from the Fund, accrued daily and paid monthly in arrears, at an annual rate equal to 1.90% of the Fund’s average daily net assets. For the period ended March 31, 2025, the Fund incurred $355,703 in investment advisory fees.

Connetic Venture Capital Access Fund
Notes to the Financial Statements (Continued)

March 31, 2025

(3)	Fees and Transactions with Related Parties and Other Agreements (Continued)

The Adviser has entered into an expense limitation agreement (“Expense Limitation Agreement”) with the Fund, pursuant to which the Adviser has agreed to waive its investment advisory fees and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, shareholder servicing fees, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) (“Operating Expenses”) do not exceed 2.65% of the Fund’s average daily net assets. The Expense Limitation Agreement is in effect through September 30, 2025.

The Fund has agreed to repay the Adviser for any investment advisory fees waived and/or Fund expenses the Adviser reimbursed pursuant to the Expense Limitation Agreement, provided the repayments do not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the investment advisory fees were waived and/or the Fund expenses were reimbursed, or any expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within three years after the Adviser waived the fee or reimbursed the expense. For the period ended March 31, 2025, the Adviser waived and/or reimbursed expenses totaling $172,375 that are subject to recoupment.

The Fund has adopted a Shareholder Services Plan (the “Shareholder Services Plan”) on behalf of its Class I shares that allows it to make payments to financial intermediaries and other service providers for shareholder servicing and maintenance of shareholder accounts that are held in omnibus or networked accounts or a similar arrangement with a financial intermediary. These shareholder servicing and maintenance fees may not exceed 0.15% per year of the Fund’s average daily net assets for the Class’s shares and may not be used to pay for any services in connection with the distribution and sale of such shares. For the period ended March 31, 2025, the Fund incurred $28,082 in shareholder servicing fees.

In consideration of the services rendered by those Trustees who are not “interested persons” (as defined in Section 2(a)19 of the Investment Company Act) of the Trust (“Independent Trustees”), the Fund pays each Independent Trustee an annual retainer of $12,000. The Chair of the Audit Committee receives an additional $5,000 annually. Independent Trustees are also reimbursed by the Fund for expenses they incur relating to their services as Trustees, including travel and other expenses incurred in connection with attendance at in-person Board and Committee meetings. The Independent Trustees do not receive any other compensation from the Fund. Trustees that are interested persons are not compensated by the Fund.

Certain officers of the Fund and members of the Board are also officers of the Adviser.

Gryphon 17, LLC serves as the Fund’s Administrator, Accounting Agent, and Transfer Agent.

Fifth Third Bank, National Association serves as the Fund’s Custodian.

Foreside Financial Services, LLC serves as the Fund’s Distributor.

FinTech Law, LLC, acts as legal counsel to the Fund.

(4)	Repurchase Offers

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements. In connection with any given repurchase offer, the Fund expects to make quarterly repurchase offers of 5% of the Fund’s outstanding Shares at net asset value. Quarterly repurchases occur in the months of March, June, September and December. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 and not more than 42 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund expects to determine the NAV applicable to repurchases on the Repurchase

Connetic Venture Capital Access Fund
Notes to the Financial Statements (Continued)

March 31, 2025

(4)	Repurchase Offers (Continued)

Request Deadline, but it will in any case be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date but it will in any case distribute such payment no later than seven calendar days after such date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

During the period ended March 31, 2025, the Fund completed one repurchase offer. The result of the repurchase offer is as follows:

Required Repurchase Offer
Commencement Date	December 31, 2024
Repurchase Request Deadline	January 24, 2025
Repurchase Pricing Date	January 24, 2025

Repurchase Pricing Date Net Asset Value	$10.10
Shares Repurchased	11,190
Value of Shares Repurchased	$113,019
Percentage of Shares Repurchased	0.30%

(5)	Commitments and Contingencies

In the normal course of business, the Fund will enter into contracts that contain a variety of representations, provide general indemnifications, set forth termination provisions and compel the contracting parties to arbitration in the event of dispute. From time to time, the Fund may be a party to arbitration, or legal proceedings, in the ordinary course of business, including proceedings relating to the enforcement of provisions of such contracts. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that would be subject to arbitration, generally.

In the normal course of business, the Fund may enter into agreements to purchase and sell investments. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval.

(6)	Indemnifications

The Fund indemnifies the Fund’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(7)	Federal Tax Information

The Fund has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes, and it has qualified as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year.

Connetic Venture Capital Access Fund
Notes to the Financial Statements (Continued)

March 31, 2025

(7)	Federal Tax Information (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund paid $0 in income and $0 in long-term capital gain distributions for the tax period ended March 31, 2025.

As of March 31, 2025, the tax-basis cost of investments and components of distributable earnings were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$37,853,735	$2,341,883	($1,726,217)	$615,666

Undistributed Ordinary Income	Undistributed Long- Term Capital Gains	Other Accumulated Losses	Net Unrealized Appreciation	Total Distributable Earnings
$—	$—	$—	$615,666	$615,666

For the fiscal period ended March 31, 2025, the Fund recorded the following reclassifications:

Distributable earnings	Accumulated Net Realized Gain/Loss	Paid-in Capital
$(211,864)	$—	$211,864

(8)	Diversification Status Under the Investment Company Act of 1940

As disclosed in its registration statement, the Fund has elected to operate as a diversified investment company, as defined in Section 5(b)(1) of the Investment Company Act of 1940 (the “Investment Company Act”). This classification requires that, for at least 75% of the value of the Fund’s total assets, the Fund may not invest more than 5% in the securities of a single issuer or acquire more than 10% of the voting securities of any one issuer.

On October 3, 2024, the Fund commenced operations by reorganizing with 908 Investments LLC, a private fund that held several positions exceeding the 5% asset threshold under Section 5(b)(1). These securities were transferred to the Fund during the reorganization and have been held continuously. Importantly, these investments are non-voting securities, and the Fund has not made any acquisitions that contributed to the concentration. The current concentration levels reflect legacy positions and limited asset growth during the Fund’s first operating period.

As of March 31, 2025, the Fund’s portfolio did not meet the technical definition of a diversified investment company under Section 5(b)(1). The Fund intends to adjust its portfolio to meet the diversification requirements before its second fiscal year ends. If the Fund cannot do so, it will reclassify itself as a non-diversified fund by amending its registration statement and providing appropriate notice to investors.

(9)	Risk Factors

Investing in the Shares may be speculative and involve a high degree of risk, including the risks associated with venture capital investing. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

The Fund’s investments primarily consist of securities that do not have readily determinable fair values and are valued using significant unobservable inputs (Level 3). As such, the fair value of these investments is determined using methodologies that involve substantial judgment and estimation by the Adviser and the Fund’s Valuation Committee. These estimates are based on current available data, including comparable company metrics, market multiples, and management representations.

Connetic Venture Capital Access Fund
Notes to the Financial Statements (Continued)

March 31, 2025

(9)	Risk Factors (Continued)

It is reasonably possible that changes in these estimates or assumptions could result in a material change to the fair value of such investments in the near term. The Fund’s net asset value could be materially impacted by changes in valuation inputs such as market comparables, company performance data, or liquidity events involving portfolio companies.

The Fund is subject to concentration risk as a result of its investment strategy. As of March 31, 2025, more than 85% of the Fund’s net assets were invested in Level 3 securities, including preferred stock, convertible notes, and SAFEs issued by early-stage, venture-backed private companies. These investments are heavily concentrated in the software technology and consumer discretionary sectors.

The Fund also has geographic concentration in companies domiciled in the United States and Canada, and a large portion of its portfolio is valued using similar inputs and assumptions, including revenue multiples and comparable transaction analysis.

As a result, the Fund is vulnerable to a severe near-term impact from downturns in venture capital markets, macroeconomic disruptions, or shifts in valuation trends for early-stage technology companies. Such conditions could significantly reduce the fair value of these investments and impact Fund performance and net asset value.

Non-Diversification Risk: A non-diversified fund may invest a greater proportion of its assets in the securities of a single issuer, which may increase the Fund’s exposure to issuer-specific risks and potentially result in greater volatility in the Fund’s net asset value. Additionally, continuing to identify as a diversified fund while not meeting the definition may expose the Fund to regulatory and reputational risks.

The Fund’s investment adviser and Board of Trustees are monitoring the Fund’s diversification status. They will continue to evaluate all available options to bring the Fund into compliance in a timely manner.

(10)	New Accounting Pronouncement

In June 2022, the FASB issued Accounting Standards Update (“ASU”) No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also introduced new disclosure requirements related to such equity securities. The ASU is effective for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Early adoption is permitted. Management has determined that the ASU’s adoption did not have a material impact on the Fund’s financial statements.

(11)	Subsequent Events

In preparing these financial statements, the Fund completed a quarterly repurchase offer. The result of the repurchase offer is as follows:

Required Repurchase Offer
Commencement Date	March 31, 2025
Repurchase Request Deadline	April 25, 2025
Repurchase Pricing Date	April 25, 2025

Repurchase Pricing Date Net Asset Value	$10.16
Shares Repurchased	50,994
Value of Shares Repurchased (less applicable early repurchase fees)	$509,754
Percentage of Shares Repurchased	1.33%

Crowe

Crowe LLP
Independent Member Crowe Global

# REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees of Connetic Venture Capital Access Fund
Covington, Kentucky

## Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Connetic Venture Capital Access Fund (the "Fund") as of March 31, 2025, the related statements of operations, changes in net assets, cash flows, and financial highlights for the period October 3, 2024 (Commencement of Operations) through March 31, 2025, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, and the results of its operations and its cash flows for the period October 3, 2024 (Commencement of Operations) through March 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

## Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

(Continued)

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our audit also included performing such other procedures as considered necessary in the circumstances. These procedures include confirmation of investments owned as of March 31, 2025 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

Crowe LLP

Crowe LLP

We have served as the Fund's auditor since 2024.

Costa Mesa, California
May 30, 2025

Connetic Venture Capital Access Fund

Additional Information (Unaudited)

As of March 31, 2025

1.	Proxy Voting Policies and Voting Records

A copy of the Adviser’s Proxy and Corporate Action Voting Policies and Procedures is included as Appendix A to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-711-9164, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. You may also obtain copies without charge, upon request, by calling the Fund at 800-711-9164.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Fund’s fiscal year ended March 31, 2025.

During the fiscal year ended March 31, 2025, the Fund paid $0 in income distributions and $0 in long-term capital gains distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.

4.	Statement Regarding the Basis for the Approval of the Investment Advisory Agreement

At the organizational meeting of the Board of Trustees (the “Board” or “Trustees”) held on January 26, 2024 (the “Meeting”), the Board considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser.

Legal counsel to the Fund (“Counsel”) described the enhanced level of responsibility borne by the trustees who were determined to not be “interested persons” of the Fund, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”) in approving the Advisory Agreement and referred the Independent Trustees to the memorandum from Counsel included in the Meeting Materials, which he summarized. Counsel discussed with the Trustees their obligations under relevant state and federal law and public disclosure requirements related to the Trustees’ rationale in approving an investment advisory agreement.

Counsel discussed with the Trustees the types of information and factors that should be considered by the Board to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services to be provided to the Fund; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of the Fund’s investors.

The Trustees confirmed that they had received written materials and a presentation from the Adviser that contained significant information regarding the Adviser and its personnel, policies, resources, and strategy, among others. Counsel then reviewed the Adviser’s memorandum in detail and addressed questions related to comparable funds, anticipated profitability, and economies of scale. In response to questions about the proposed Fund fees compared to other interval funds and other funds in the asset class, the Adviser discussed how the Adviser priced the Fund. Following a robust discussion, the Trustees believed that the materials presented contained information reasonably necessary to make the required determinations.

Connetic Venture Capital Access Fund
Additional Information (Unaudited) (Continued)

As of March 31, 2025

4.	Statement Regarding the Basis for the Approval of the Investment Advisory Agreement (Continued)

The Trustees then considered the proposed Advisory Agreement between the Adviser and the Fund. The Trustees noted that they had an opportunity to meet in executive session and separately with compliance personnel to discuss the materials presented and any compliance issues raised by the Adviser’s presentation. The Trustees, including the Independent Trustees, considered a variety of factors and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. Based on their review of the materials and information presented at this Meeting, the Trustees came to the following conclusions:

The Nature, Extent, and Quality of Services. The Trustees reviewed the materials provided by the Adviser regarding the nature, extent, and quality of its services to the Fund, including the process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; and the Adviser’s anticipated efforts to promote the Fund and grow its assets. The Board considered that the Adviser manages two private funds with substantially similar strategies, which are expected to be reorganized into the Fund. The Trustees also considered the Adviser’s staffing, personnel, and methods of operating; the education and experience of its personnel; and its compliance program, policies, and procedures reflecting its management of the Fund. The Trustees also considered the financial condition of the Adviser and the support it receives from its parent company, Wendal. The Trustees reviewed the Adviser’s draft Form ADV and considered the qualifications, background, and responsibilities of the members of the Adviser’s portfolio management team who would oversee the daily investment management of the Fund. The Trustees also considered the Adviser’s research, compliance, and operations resources.

In reaching their conclusions, the Trustees considered that the Adviser has not previously managed a registered investment company but is staffed by experienced personnel with experience operating the Adviser and private investment companies. They also noted the Adviser’s experience with the strategy and its history of managing and overseeing the effective operation of other service providers supporting the management of pooled investment vehicles invested in venture capital companies. The Trustees also considered the Fund’s primary investment objective and concluded that the operation of such a mandate appears to be within the capabilities of the investment personnel employed by the Adviser. Based on the above considerations, the Trustees conclude that the nature, extent, and quality of the Adviser’s services under the Advisory Agreement were reasonable.

Performance. The Trustees considered the performance of two private investment funds with substantially similar investment strategies that were managed by the Adviser (the “Predecessor Funds”) and also considered the fact that the Fund’s initial operating capital would come from the reorganization of the Predecessor Funds into the Fund. The Trustees noted that the Adviser does not currently manage any other U.S.-registered investment companies. The Trustees concluded that based on the Predecessor Funds’ performance, the Adviser had the expertise necessary to fulfill the Fund’s investment objective and execute its investment strategy.

Fees and Expenses. The Trustees next considered information regarding the Fund’s projected expense ratio and the proposed management fee for the Fund. The Trustees compared the Fund’s proposed costs and management fee to comparable funds provided by the Adviser. The Trustees compared the Fund’s proposed management fee, projected expenses, and overall expense ratio to the Fund’s peer group. The Trustees noted that the management fee of 1.90% was below the peer group’s average and the fee charged to the Predecessor Funds, but higher than the Morningstar US Small Growth Total Return category. The Trustees further noted that the Fund’s overall net expense ratio was below the average expense ratios for the peer group and Predecessor Funds, but higher than the category average.

The Trustees also considered that the Adviser had agreed to waive its management fee and reimburse operating expenses of the Fund to the extent necessary to limit the operating expenses of the Fund, excluding certain “excluded expenses,” to the annual rate of 2.65% of the average daily net assets of the Fund (the “Expense Cap”) for at least the first year following the launch of the Fund. In light of the foregoing and in their business judgment, the Trustees found that the proposed management fee was reasonable given the nature, extent, and quality of the Adviser’s services to the Fund.

Connetic Venture Capital Access Fund
Additional Information (Unaudited) (Continued)

As of March 31, 2025

4.	Statement Regarding the Basis for the Approval of the Investment Advisory Agreement (Continued)

Profitability. The Trustees considered the Adviser’s anticipated profitability. The Trustees considered that the Fund is not yet operational, and no record of profitability exists. The Trustees considered the profitability of the Predecessor Funds and the Adviser’s estimated costs of managing the Fund and information provided by the Adviser regarding its financial condition. They noted that the Adviser did not expect to earn a profit in the first year of operations as the Fund, but after reaching certain asset levels the Adviser was expected to receive a reasonable profit.

Economies of Scale. The Trustees considered whether the Adviser would realize economies of scale with respect to its management of the Fund. The Trustees noted that the management fee does not include any breakpoints but that the effect of the Expense Cap would limit the Fund’s expenses at certain levels. The Trustees noted that economies of scale were not a relevant consideration at this time and the Adviser would revisit whether economies of scale exist in the future once the Fund has achieved sufficient scale.

Conflicts of Interest and Fall-out Benefits. In evaluating the possibility for conflicts of interest, the Trustees considered such matters as the experience and ability of the Adviser personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; the method for bunching of portfolio securities transactions; the Adviser’s valuation of portfolio securities, and other relevant policies described in the Adviser’s draft Form ADV and Compliance Program. The Trustees also considered potential benefits to the Adviser in managing the Fund and noted that the Adviser would likely receive reputational benefits for managing the Fund, and its affiliates would receive indirect benefits from the Adviser’s use of their proprietary software, which is also available to third parties. Following further consideration and discussion, the Trustees concluded that the Adviser’s standards and practices relating to identifying and mitigating potential conflicts of interest and the benefits to be derived by the Adviser from managing the Fund were satisfactory.

Conclusion. The Trustees, having requested and received such information from the Adviser as they believed reasonably necessary to evaluate the terms of the proposed Advisory Agreement, with the Independent Trustees having met in executive session with counsel, determined that approval of the Advisory Agreement for an initial two-year term is in the best interests of the Fund and its future shareholders.

After additional consideration and discussion, the Board determined that the compensation payable under the Advisory Agreement for the Fund was fair, reasonable, and within a range of what could have been negotiated at arms-length considering all the surrounding circumstances, including such services to be rendered and such other matters as the Board has considered to be relevant in the exercise of its reasonable business judgment. Therefore, the Board approved the Advisory Agreement between the Fund and the Adviser.

5.	Trustees and Officers

A list of the Trustees and executive officers of the Trust and their principal occupation and other directorships over the last five years are shown below. Unless otherwise noted, the address of each Trustee and Officer is 910 Madison Avenue, Covington, KY 41011.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
David Hyland Year of Birth: 1963	Independent Trustee, Chairman	Since 1/24	Professor, Xavier University, since 2004; Director, Freedom Baseball Club, since 2019.	1	FEG Absolute Access Fund LLC and FEG Absolute Access Fund I LLC (2010 – 2023)

Connetic Venture Capital Access Fund
Additional Information (Unaudited) (Continued)

As of March 31, 2025

5.	Trustees and Officers (Continued)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Anthony Schweier Year of Birth: 1962	Independent Trustee	Since 1/24	Shareholder, Clark Schaefer Hackett & Co. (business advisory and accounting firm), since 1985	1	None
Todd Foley Year of Birth: 1969	Independent Trustee	Since 1/24	Interim Chief Financial Officer (since February 2024); Group Vice President and Corporate Controller (since 2017), The Kroger Co.	1	None
Interested Trustees
Brad Zapp Year of Birth: 1977	Trustee, President, and Principal Executive Officer	Since 2/25	Chief Executive Officer and Portfolio Manager, Connetic RIA LLC (2025 – Present); Portfolio Manager, Senior Vice President, Connetic RIA LLC (2023 – 2025); Chief Financial Officer, Connetic Ventures Holdings Inc./Wendal Inc. (2015 – Present); Executive Vice President, Wendal Inc. (2023 – Present); Chief Executive Officer, Connetic Ventures Holdings Inc/ Connetic Ventures LLC/ Wendal Inc. (2015 – 2022).	1	None

Name, Age and Address	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During the Past 5 Years
Other Officers
Chris Hjelm Year of Birth: 1988	Vice President	Since 1/24	Vice President and Head of Ventures Investments (2023 – Present); Partner and Venture Investor (2019 – 2023); Principal and Head of Data (2018 – 2019), Connetic Ventures Holdings Inc.
Rob Silva Year of Birth: 1966	Treasurer and Principal Financial Officer	Since 1/24

Director of Fund Administration, Gryphon Fund Group (2023 – Present); Director of Fund Administration, Impax Asset Management LLC (2014 – 2023); Director of Fund Administration, Pax Ellevate Management LLC (2014 – 2021).

Jaclyn Reed Year of Birth: 1984	Secretary	Since 9/24

Senior Associate, Legal Administration, Gryphon Fund Group (August 2024 – Present); Senior Paralegal, US Bank Global Fund Services (2023 - 2024); Senior Paralegal, SS&C ALPS Fund Services (2022 - 2023); Fund Administration Analyst, Victory Capital Management (2017 - 2022).

Lauren Huizenga Year of Birth: 1987	Assistant Secretary	Since 1/24

General Counsel, Senior Vice President, and Corporate Secretary, Wendal Inc. (2023 – Present); Owner and Manager, Built In Properties, LLC (2017 – Present); Assistant General Counsel, Orange Grove Bio LLC (2021 – 2023); Senior Corporate Counsel, NTT Data Business Solutions (2017 – 2021).

Torian Johnson Year of Birth: 1985	Chief Compliance Officer	Since 4/25

Director, Compliance Services, KeyBridge Compliance (2023-Present); CEO and Founder, Provisional Compliance Solutions, LLC (2023-Present); Chief Compliance Officer, Csenge Advisor Group (2023-2024); Chief Compliance Officer, Newport Group (2019-2022).

Connetic Venture Capital Access Fund
Additional Information (Unaudited) (Continued)

As of March 31, 2025

5.	Trustees and Officers (Continued)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During the Past 5 Years
Brandon Byrd Year of Birth: 1981	Anti-Money Laundering Compliance Officer	Since 1/24	Member of Gryphon Fund Group, LLC (2022-Present); Director of Transfer Agency, M3Sixty Administration, LLC (2001-2021).

*	The term of office for each Trustee and officer listed above will continue indefinitely.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 800-711-9164.

Connetic Venture Capital Access Fund

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Gryphon 17, LLC 3000 Auburn Drive Suite 410 Beachwood, Ohio 44122	Connetic RIA LLC 910 Madison Avenue Covington, Kentucky 41011

Telephone:	Telephone:
800-711-9164	859-360-1689

World Wide Web @:	World Wide Web @:
Gryphongroup.us	Conneticventures.com

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Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).
(b)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.
(c)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.
(d)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one member who qualifies as an audit committee financial expert, as that term is defined under Item 3(b) of Form N-CSR, serving on its audit committee. As of the date of this report, the registrant’s audit committee financial expert is Mr. Tony Schweier. Mr. Schweier is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – Audit fees billed for the Connetic Venture Capital Access Fund (the “Fund”) are reflected below.

March 31, 2025 - $191,750

For the period ended March 31, 2025, this amount represents in aggregate fees billed for professional services rendered by the registrant’s independent accountant, Crowe LLP (“Accountant”), in connection with the annual audit of the registrant’s financial statements and for services that are normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

(b)	Audit-Related Fees – There were no additional fees billed in the period ended March 31, 2025, for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and that were not reported under paragraph (a) of this Item.

(c)	Tax Fees – There were no additional fees billed in the period ended March 31, 2025, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and that were not reported under paragraph (a) and (b) of this Item.

(d)	All Other Fees – There were no additional fees billed in the period ended March 31, 2025, for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)	None.

(h)	Not Applicable.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

The Registrant’s Proxy Voting Policies and Procedures is attached hereto as Exhibit 19(c).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

All information included in this Item is as of March 31, 2025, unless otherwise noted.

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Principal Occupation During the past 5 years
Brad Zapp	Portfolio Manager	Since 2024	Chief Executive Officer and Portfolio Manager of the Adviser. Mr. Zapp co-founded Connetic Ventures in 2015. In Connetic’s private market funds, he oversaw as a member of the investment committee over 150 transactions, including multiple exits.
David Ross	Portfolio Manager	Since 2024	Senior Vice President and Portfolio Manager of the Adviser. Prior to joining the Adviser in 2023, Mr. Ross was a private venture capital investor and an advisor to startup companies. Mr. Ross held various roles, including co-heading leveraged debt capital markets at Credit Suisse from 2017 to 2020.
Chris Hjelm	Portfolio Manager	Since 2024	Senior Vice President, Head of Venture Investing of the Adviser. Mr. Hjelm joined Connetic Ventures Inc., an affiliate of the Adviser, in 2018 as Senior Vice President, Head of Venture Investing and has led investments in over 100+ early-stage venture capital investments, including multiple exits. Before joining the Adviser, Mr. Hjelm was the founder and Chief Investment Officer of Mint Capital Group, LLC, a high-frequency trading fund.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest

The following tables provide information about portfolios and accounts, other than the Registrant, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of March 31, 2025:

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brad Zapp	0	0	0
David Ross	0	0	0
Chris Hjelm	0	0	0

(a)(3) Compensation Structure of Portfolio Managers

The Portfolio Managers receives from the Adviser a fixed annual salary and a discretionary bonus, which is dependent upon the overall performance of the Adviser (and not the Fund’s investment returns).

(a)(4) Disclosure of Securities Ownership

Mr. Zapp beneficially owns, as of March 31, 2025, between $500,001 - $1,000,000 of Fund Shares

Mr. Ross beneficially owns, as of March 31, 2025, between $100,001 - $500,000 of Fund Shares

Mr. Hjelm beneficially owns, as of March 31, 2025, between $100,001 - $500,000 of Fund Shares

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act(17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)	(1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(a)	(2) Not applicable.
(a)	(3) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.
(a)	(4) Not applicable.
(a)	(5) Not applicable.
(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.
(c)	The Registrant’s Proxy Voting Policies and Procedures is attached hereto in response to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Connetic Venture Capital Access Fund

By:	/s/ Brad Zapp
Name:	Brad Zapp
Title:	Principal Executive Officer
Date:	June 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Zapp
Name:	Brad Zapp
Title:	Principal Executive Officer
Date:	June 3, 2025

By:	/s/ Rob Silva
Name:	Rob Silva
Title:	Principal Financial Officer
Date:	June 3, 2025